UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2006

                         Watts Water Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)

     Delaware                        001-11499                  04-2916536
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(State or other juris-              (Commission                (IRS Employer
 diction of incorporation)           File Number)            Identification No.)

     815 Chestnut Street, North Andover, MA                         01845
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  (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (978) 688-1811


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          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

      On February 28, 2006, Timothy P. Horne, a member of the Board of Directors of Watts Water Technologies, Inc. (the "Company") and the controlling stockholder of the Company, established a pre-arranged plan to sell shares of class A common stock, par value $.10 per share, of the Company ("Class A Common Stock") in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934. Mr. Horne's plan provides that over a six-month period, up to 50,000 shares of Class A Common Stock may be sold.

      Rule 10b5-1 permits insiders to implement a written plan to sell stock when they are not aware of material non-public information and continue to sell shares in accordance with the predetermined plan, even if they subsequently become aware of such information.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 1, 2006           WATTS WATER TECHNOLOGIES, INC.


                              By: /s/ William C. McCartney
                                  -----------------------------------------
                                  William C. McCartney
                                  Chief Financial Officer